AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


         This Agreement, made and dated as of September 18, 2007, is by and between MFB Financial (formerly Mishawaka Federal Savings), a federal savings association ("Employer"), and Charles J. Viater, a resident of St. Joseph County, Indiana ("Employee"), but effective as of January 1, 2005.

         This Agreement amends and restates the prior Employment Agreement between Employer and the Employee dated July 1, 1999 (the "Prior Agreement"). It has been amended and restated for compliance with the final regulations under
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), effective as of January 1, 2005.

                               W I T N E S S E T H

         WHEREAS, Employee is hereby employed by Employer as its President and chief executive officer and is expected to make valuable contributions to the profitability and financial strength of Employer;

         WHEREAS, Employer desires to encourage Employee to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

         WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

         WHEREAS, Employer desires to assure the continued services of Employee on behalf of Employer on an objective and impartial basis and without distraction or conflict of interest in the event of an attempt by any person to obtain control of Employer or of MFB Corp., the Indiana corporation which owns all of the issued and outstanding capital stock of Employer (the "Holding Company");

         WHEREAS, Employer recognizes that when faced with a proposal for a change of control of Employer or the Holding Company, Employee will have a significant role in helping the Boards of Directors assess the options and advising the Boards of Directors on what is in the best interests of Employer, the Holding Company, and its shareholders, and it is necessary for Employee to be able to provide this advice and counsel without being influenced by the uncertainties of his own situation;

         WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it has developed over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

         NOW, THEREFORE, in consideration of these premises, the mutual covenants and undertakings herein contained and the continued employment of Employee by Employer as its President and chief executive officer, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as Employer's President and chief executive officer, and Employee accepts such employment.

2. Employee agrees to serve as Employer's President and chief executive officer and to perform such duties in that office as may reasonably be assigned to him by Employer's Board of Directors; provided, however that such duties shall be performed in or from the offices of Employer currently located at Mishawaka, Indiana, and shall be of the same character as those previously performed by Employee's predecessor and generally associated with the office held by Employee. Employee shall not be required to be absent from the location of the principal executive offices of Employer on travel status or otherwise more than 45 days in any calendar year. Employer shall not, without the written consent of Employee, relocate or transfer Employee to a location more than 30 miles from his principal residence. Employee shall render services to Employer as President and chief executive officer in substantially the same manner and to substantially the same extent as Employee's predecessor rendered his services to Employer before the date hereof. Although while employed by Employer, Employee shall devote substantially all his business time and efforts to Employer's business and shall not engage in any other related business, Employee may use his discretion in fixing his hours and schedule of work consistent with the proper discharge of his duties. Employer shall nominate the Employee to successive terms as a member of Employer's Board of Directors and shall use its best efforts to elect and re-elect Employee as a member of such Board.

3. The term of this Agreement shall begin on January 1, 2005 (the "Effective Date") and shall end on July 1, 2010; provided, however, that such term shall be extended for an additional month on the first day of each month succeeding July 1, 2007, so as to continue to maintain a three-year term and shall continue to be so extended if Employer's Board of Directors determines by resolution to extend this Agreement prior to each anniversary of July 1, 2007. If either party hereto gives written notice to the other party not to extend this Agreement in any given month or if the Board does not determine to extend the Agreement prior to each anniversary of July 1, 2007, no further extension shall occur and the term of this Agreement shall end three years subsequent to the first day of the month in which such notice not to extend is given or three years subsequent to the anniversary as of which the Board does not elect to continue extending this Agreement (such term, including any extension thereof shall herein be referred to as the "Term"). Notwithstanding the foregoing, this Agreement shall automatically terminate (and the Term of this Agreement shall thereupon end) without notice when Employee attains 65 years of age.

4. From and after the date hereof, Employee shall receive an annual salary of $221,450 ("Base Compensation") payable at regular intervals in accordance with Employer's normal payroll practices now or hereafter in effect. Employer may consider and declare from time to time increases in the salary it pays Employee and thereby increases in his Base Compensation. Employer may also declare incentive bonuses from time to time to be paid to Employee in addition to his annual salary. During the Term of this Agreement, but only until such time as a Change in Control occurs, Employer may also declare decreases in the salary it pays Employee if the operating results of Employer are significantly less favorable than those for the fiscal year ending September 30, 1995, and Employer makes similar decreases in the salary it pays to other executive officers of Employer. After a Change in Control, no such decreases in Base Compensation may be made, and Employer shall consider and declare salary increases based upon the following standards:

         Inflation;

         Adjustments to the salaries of other senior management personnel; and

         Past performance of Employee and the contribution which Employee makes to the business and profits of Employer during the Term.

Any and all increases or decreases in Employee's salary pursuant to this section shall cause the level of Base Compensation to be increased or decreased by the amount of each such increase or decrease for purposes of this Agreement. The increased or decreased level of Base Compensation as provided in this section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further increase or decrease in Base Compensation as provided herein.

5. So long as Employee is employed by Employer pursuant to this Agreement and subject to any waiting period requirements in such plans, he shall be included as a participant in all present and future employee benefit, retirement, and compensation plans generally available to employees of Employer (other than Employee's recognition and retention plan and trust), consistent with his Base Compensation and his position as President and chief executive officer of Employer, including, without limitation, Employer's or the Holding Company's retirement plan, stock option plan, employee stock ownership plan, and hospitalization, major medical, disability, dental and group life insurance plans, each of which Employer agrees to continue in effect on terms no less favorable than those currently in effect as of the date hereof (as permitted by law) during the Term of this Agreement unless prior to a Change in Control the operating results of Employer are significantly less favorable than those for the fiscal year ending September 30, 1995, and unless (either before or after a Change in Control) changes in the accounting or tax treatment of such plans would adversely affect Employer's operating results or financial condition in a material way, and the Board of Directors of Employer or the Holding Company concludes that modifications to such plans need to be made to avoid such adverse effects.

6. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, at his discretion, those professional meetings, conventions, and/or similar functions that he deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer. So long as Employee is employed by Employer pursuant to the terms of this Agreement, Employer shall continue in effect vacation policies applicable to Employee no less favorable from his point of view than those written vacation policies in effect on the date hereof. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to office space and working conditions no less favorable from his point of view than were in effect for his predecessor immediately prior to the date hereof. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall be entitled to an auto allowance of $1,667 per month to be applied towards the use or lease of an automobile used in part for Employer business.

7. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 9(A), 9(B), 9(C) and 9(D) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

(A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 7(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (vii) any material breach of any term, condition or covenant of this Agreement.

(B) Employer, by action of its Board of Directors, may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 8(B) hereof shall be the date which is 60 days after Employee receives written notice of such termination.

(C)      Employee,  by written  notice to Employer,  may terminate his employment with Employer immediately for cause; provided, however, that Employee may only terminate his employment pursuant to subsection (iv) of this Section 7(C) within 90 days after he learns of the Employer's decision not to extend the Agreement. For purposes of this subsection 7(B), "cause" shall be defined as (i) any action by Employer's Board of Directors to remove the Employee as President and chief executive officer of Employer, except where the Employer's Board of Directors properly acts to remove Employee from such office for "cause" as defined in subsection 7(A) hereof, (ii) any action by Employer's Board of Directors which Employee reasonably believes materially limits, increases, or modifies Employee's duties and/or authority as President and chief executive officer of Employer (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge employees who are not bona fide officers of Employer), (iii) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor or the reaffirmation of such obligation by Employer, as contemplated in section 20 hereof; (iv) any decision by the Employer not to extend the Agreement pursuant to Section 3 hereof; or (v) any material breach by Employer of a term, condition or covenant of this Agreement.

(D) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

(E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

8. In the event of termination of Employee's employment with Employer pursuant to section 7 hereof, compensation shall continue to be paid by Employer to Employee as follows:

(A)      In the event of  termination  pursuant  to  subsection  7(A) or 7(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice
                  of  termination.   Any  benefits  payable  under  insurance,
                  health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to Subsection 7(A) shall be no later than the last business day of the month in which such notice is provided to Employee.

(B)      In the event of  termination  pursuant  to  subsection  7(B) or 7(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice
                  of  termination.   Any  benefits  payable  under  insurance,
                  health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer his Base Compensation at the rate in effect at the time of termination, plus the incentive bonus he received for the tax year preceding the date of termination for the remaining Term of the Agreement if the termination does not follow a Change in Control. In addition, during such period, Employer will maintain in full force and effect for the continued benefit of Employee each employee welfare benefit plan and each employee pension benefit plan (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) in which Employee was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any employee welfare benefit plan or employee pension benefit plan of Employer or applicable laws do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage.

(C)      In the event of  termination  pursuant to subsection  7(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof,
                  (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 7(D). Any benefits payable under insurance, health, retirement and bonus plans as a result of Employer's participation in such plans through such date shall be paid when due under those plans.

(D)      Employer  will  permit  Employee  or his  personal  representative(s)
                  or heirs, during a period of three months following Employee's termination of employment by Employer for the reasons set forth in subsections 7(B) or 7(C), if such termination follows a Change in Control, to require Employer, upon written request, to purchase all outstanding stock options previously granted to Employee under any Holding Company stock option plan then in effect whether or not such options are then exercisable or have terminated at a cash purchase price equal to the amount by which the aggregate "fair market value" of the shares subject to such options exceeds the aggregate option price for such shares. For purposes of this Agreement, the term "fair market value" shall mean the higher of (1) the average of the highest asked prices for Holding Company shares in the over-the-counter market as reported on the NASDAQ system if the shares are traded on such system for the 30 business days preceding such termination, or (2) the average per share price actually paid for the most highly priced 1% of the Holding Company shares acquired in connection with the Change in Control of the Holding Company by any person or group acquiring such control.

(E) For purposes of this Agreement, a "Change in Control" shall mean any of the following:

(i)      a change in the ownership of the Employer or the Holding  Company, which shall occur on the date that any one person,
                           or more than one person acting as a group, acquires ownership of stock of the Employer or the Holding Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Employer or the Holding Company. Such acquisition may occur as a result of a merger of the Holding Company or the Bank into another entity which pays consideration for the shares of capital stock of the merging Holding Company or Bank. However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Employer or the Holding Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Employer or the Holding Company (or to cause a change in the effective control of the Employer or the Holding Company (within the meaning of subsection (ii)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Employer or the Holding Company acquires its stock in exchange for property will be treated as an acquisition of stock for
                           purposes  of  this  subsection.   This subsection
                           applies only when there is a transfer of stock of the Employer or the Holding Company (or issuance of stock of the Employer or the Holding Company) and stock in the Employer or the Holding Company remains outstanding after the transaction.


(ii) a change in the effective control of the Employer or the Holding Company, which shall occur only on either of the following dates:


1)       the date any one person,  or more than one person acting as a group acquires (or has acquired  during the
                                    12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Employer or the Holding Company possessing thirty percent (30%) or more of the total voting power of the stock of the Employer or the Holding Company.

2)       the date a majority of members of the  Holding  Company's  board of directors  is replaced  during any 12
                                    month period by directors whose appointment or election is not endorsed by a majority of the members of the Holding Company's board of directors before the date of the appointment or election; provided, however, that this provision shall not apply if another corporation is a majority shareholder of the
                                    Holding Company.

                           If any one person, or more than one person acting as a group, is considered to effectively control the Employer or the Holding Company, the acquisition of additional control of the Employer or the Holding Company by the same person or persons is not considered to cause a change in the effective control of the Employer or the Holding Company (or to cause a change in the ownership of the Employer or the Holding Company within the meaning of subsection (i) of this section).

(iii)    a change in the  ownership of a substantial  portion of the  Employer's assets, which shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Employer that have a total gross fair market value equal to or more than forty  percent  (40%)
                           of the total gross fair market value of all of the assets of the Employer immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Employer, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. No change in control occurs under this subsection
                           (iii) when there is a transfer to an entity that is controlled by the shareholders of the Employer immediately after the transfer. A transfer of assets by the Employer is not treated as a change in the ownership of such assets if the assets are are transferred to -


1)       a shareholder of the Employer  (immediately  before the asset transfer)
                                    in exchange for or with respect to its
                                    stock;

2)       an  entity,  50  percent  or more of the  total  value or  voting power of which is  owned,  directly  or
                                    indirectly, by the Employer.

3)       a person,  or more than one person acting as a group,  that owns, directly or  indirectly,  50 percent or
                                    more of the total value or voting power of all the outstanding stock of the Employer; or

4)       an  entity,  at least 50  percent  of the total  value or  voting power of which is  owned,  directly  or
                                    indirectly, by a person described in
                                    paragraph (iii).

                           For purposes of this subsection (iii) and except as otherwise provided in paragraph 1) above, a person's status is determined immediately after the transfer of the assets.

(iv)     For purposes of this section,  persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
                           Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Employer or the Holding
                           Company; provided, however, that they will not be considered to be acting as a group if they are owners of an entity that merges into the Employer or the Holding Company where the Employer or the Holding Company is the surviving corporation.


(F)      To the extent the  Employee is a "specified  employee"  (as defined below), payments due to the Employee under this Section 8 that represent payment of deferred compensation that is subject to Section 409A of the Code shall begin no sooner than six months after the Employee's separation from service; provided, however, that any payments not made during the six month period described in this Section 8(F) shall be made in a single lump sum as soon as administratively practicable after the expiration of such six month period; provided, further, that the six month delay required under this Section 8(F) shall not apply to the portion of any payment resulting from the Employee's
                  "involuntary   separation   from   service"  (as  defined  in
                  Treasury   Reg. Section 1.409A-1(n)  and  including a
                  "separation from service for good reason," as defined in Treasury Reg. Section 1.409A-1(n)(2)) that (i) is payable no later than the last day of the second year following the year in which the separation from service occurs, and (ii) does not exceed two times the lesser of (1) the Employee's annualized compensation for the year prior to the year in which the separation from service occurs, or (2) the dollar limit described in Section 401(a)(17) of the Code. It is expressly intended and understood that payments made under Section 8(G) do not represent payments of deferred compensation subject to Section 409A of the Code and are not subject to the six month delay required by this Section 8(F).

                  To the extent any life, health, disability or other welfare benefit coverage provided to the Employee under this Section 8 would be taxable to the Employee, the taxable amount of such coverage shall not exceed the applicable dollar amount under
                  Section 402(g)(1)(B) of the Code determined as of the year in which the Employee's separation from service occurs. The intent of the foregoing sentence is to permit the Holding Company and the Employer to treat the provision of such benefits as a limited payment under Treasury Reg. Section 1.409A-1(a)(9)(v)(D) so as to avoid application of the six month delay rule for specified employees. For purposes of this
                  Section 8, any reference to severance of employment or termination of employment shall mean a "separation from service" as defined in Treasury Reg. Section 1.409A-1(h).

                  For purposes of this Agreement, the term "specified employee" shall have the meaning set forth in Treasury Reg. Section 1.409A-1(i) and shall include, without limitation, (1) an officer of the Employer or the Holding Company having annual compensation greater than $130,000 (as adjusted for inflation under the Code), (2) a five percent owner of the Employer or the Holding Company, or (3) a one percent owner of the Employer or the Holding Company having annual compensation of more than $150,000. The determination of whether the Employee is a "specified employee" shall be made by the Employer in good faith applying the applicable Treasury regulations.

(G) The Term of this Agreement shall expire upon a Change in Control. Upon expiration of the Term of this Agreement upon a Change in Control, the Employer shall continue to be bound by, and shall cause any successor in interest to be bound by, the terms of this Section 8(G).

(i)      If on or before the Change in Control the  Employer or its  successor in interest offers to continue the employment of Employee as President and chief executive officer of Employer at the same compensation and substantially the same benefits he was receiving under this Agreement immediately prior to the Change in Control without placing any material limits on Employee's duties or authority as President and chief executive officer (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge employees who are not bona fide officers of Employer), for at least 12 months (whether or not pursuant to a written agreement), and if the Employee accepts such offer and the Employer or its successor in interest continues to employ the Employee on such terms for at least 12 months following the Change in Control, the Employee shall be entitled to no further payments under this Agreement (other than any payments to which he may have become entitled prior to the expiration of the Term of the Agreement).

(ii)     If on or before the Change in  Control,  the  Employer  or its successor in interest does not offer to continue the employment of Employee as President and chief executive officer of Employer at the same compensation and substantially the same benefits he was receiving under this Agreement immediately prior to the Change in Control without placing any material limits on Employee's duties or authority as President and chief executive officer (including his authority subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge employees who are not bona fide officers of Employer), for at least 12 months (whether or not pursuant to a written agreement), the Employee shall be entitled to a lump sum payment equal to three (3) times the sum of his Base Compensation at the rate in effect as of the Change in Control plus the incentive bonus he received for the tax year preceding the Change in Control. Such payment shall be made on the effective date of the Change in Control.



(iii)    If Employee  accepts an offer of employment  from Employer or its successor in interest which satisfies the requirements of Section 8(G)(i) but the Employer or its successor in interest terminates the Employee's employment involuntarily within that 12-month period or does not honor those requirements for at least 12 months following the Change in Control,other than as a result of a termination for cause as provided in Section 7(A), Employee shall be entitled to the payment described in Section 8(G)(ii), which payment shall be made within 10 days after Employee notifies Employer or its successor in interest of its failure to continue to employ Employee on such terms for at least 12 months following the Change in Control, other than as a result of a termination for cause as provided in Section 7(A). For purposes of clarification, the payment to be made pursuant to this Section 8(G)(iii) will not be payable if Employee's employment with Employer is terminated during that 12-month period for cause under Section 7(A) or as a result of the Employee's death, disability or voluntary resignation.


(iv) If any successor in interest fails or refuses to be bound by the terms of this Section 8(G), the Employee shall be entitled to the payment described in Section 8(G)(ii), payable promptly after the breach by such successor in interest of its obligations under this Section 8(G).


(v)      In the event that the independent  public  accountants of Employer or its successor in interest  determine
                           that any payment to or for the benefit of the Employee made pursuant to this Section 8 (G) would be non-deductible by the Employer or its successor in interest for federal income tax purposes because of Section 280G of the Code, then the amount payable to or for the benefit of the Employee pursuant to this Section 8(G) shall be reduced (but not below zero) to the Reduced Amount. For purposes of this
                           Section 8(G) the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by the Employer or its successor in interest because of
                           Section 280G of the Code.


9. In order to induce Employer to enter into this Agreement, Employee hereby agrees as follows:

(A)      While  Employee  is  employed  by  Employer  and for a period of three years after termination of succ employment for reasons other than those set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODE ss. 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of Employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer.

(B)      For a period of three years after  termination  of  Employee's employment by Employer for reasons other than those set forth than those set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall not directly or indirectly
                  provide  banking  or  bank-related   services  to  or  solicit
                  the banking or bank-related business of any customer of Employer at the time of such provision of services or solicitation which Employee served either alone or with others while employed by Employer in any city, town, borough, township, village or other place in which Employee performed services for Employer during the last three years
                 (or such  shorter  period) he was  employed by it, or
                  assist any actual or potential competitor of Employer to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

(C)      While  Employee  is  employed by Employer  and for a period of one year after termination of Employee's employment by Employer for reasons other than those set forth in subsections
                  7(B) or 7(C) of this Agreement, Employee shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of Employer as conducted during Employee's employment by Employer within St. Joseph County or within a radius of 25 miles of any other office of Employer where Employee was employed for more than six months in the three years next preceding termination.

(D) If Employee's employment by Employer is terminated for any reason, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall have no obligations to Employer with respect to noncompetition under sections 9(A) through (C) hereof.

10. Any termination of Employee's employment with Employer as contemplated by section 7 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 7(A), 7(C) or 7(E) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

11. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under section 8(e)(3) or
(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and
(g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

12. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under section 8(e)(4) or
(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or
(g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

13. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

14. All obligations under this Agreement may be terminated except to the extent determined that the continuation of the Agreement is necessary for the continued operation of Employer: (i) by the Director of the Office of Thrift Supervision, or his or her designee (the "Director"), at the time the Federal Deposit Insurance Corporation or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of Employer under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director at the time the Director approves a supervisory merger to resolve problems related to operation of Employer or when Employer is determined by the Director to be in an unsafe and unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

15. Anything in this Agreement to the contrary notwithstanding, in the event that the Employer's independent public accountants determine that any payment by the Employer to or for the benefit of the Employee, whether paid or payable pursuant to the terms of this Agreement, would be non-deductible by the Employer for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the amount payable to or for the benefit of the Employee pursuant to this Agreement shall be reduced (but not below zero) to the Reduced Amount. For purposes of this section 15, the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by the Employer because of Section 280G of the Code. Any payments made to Employee pursuant to this Agreement, or otherwise, are subject to and conditional upon their compliance with 12 U.S.C. ss. 1828(k) and any regulations promulgated thereunder, to the extent applicable to such payments.

16. If a dispute arises regarding the termination of Employee pursuant to section 7 hereof or as to the interpretation or enforcement of this Agreement said dispute shall be resolved by binding arbitration determined in accordance with the rules of the American Arbitration Association and if Employee obtains a final award in his favor or his claim is settled by Employer prior to the rendering of an award by such arbitration, all reasonable legal fees and expenses incurred by Employee in contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

17. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

18. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:



         If to Employee:   Charles J. Viater
                                    15141 Clifden Drive
                                    Granger, Indiana 46530

         If to Employer:   MFB Financial
                                    4100 Edison Lakes Parkway-Suite 300
                                    P.O. Box 528
                                    Mishawaka, Indiana 46546

or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

19. This Agreement supersedes and replaces any pre-existing employment agreement between the Employer and the Employee. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana, exist as otherwise required by mandatory operation of federal law.

20. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 7(C) hereof. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business or assets as aforesaid.

21. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

22. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

23. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

24. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 17 and section 20 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 17 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

25. If any of the provisions in this Agreement shall conflict with 12 C.F.R. ss. 563.39(b), as it may be amended from time to time, the requirements of such regulation shall supersede any contrary provisions herein and shall prevail.

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Employment Agreement to be executed and delivered as of the day and year first above set forth.

                                MFB FINANCIAL


            By:
                --------------------------------------------------
            Name:    Donald R. Kyle
                     -----------------------------------
            Title:   Executive Vice President and Chief
                     -----------------------------------
                             Operating Officer

                               "Employer"



                             Charles J. Viater

                                "Employee"

         The undersigned, MFB Corp., sole shareholder of Employer, agrees that if it shall be determined for any reason that any obligation on the part of Employer to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, MFB Corp. agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee pursuant to the terms of this Agreement.

                                 MFB CORP.


              By:
                  --------------------------------------------
                  Name:    Terry L. Clark
                           -----------------------------------
                  Title:   Executive Vice President and
                  --------------------------------------------
                           Chief Financial Officer

INDS01 CVS 625196v5